                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Coram Healthcare Corporation:

     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                               /s/  KPMG Peat Marwick LLP
                                            -----------------------------------
                                                    KPMG Peat Marwick LLP

Orange County, California

June 3, 1996